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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           August 29, 1997
                                               ...............................

                                     Bigmar, Inc.
 ...............................................................................
                (Exact name of registrant as specified in its charter)


      Delaware                 1-14416                31-1445779
 ...............................................................................
    (State or other          (Commission         (I.R.S. Employer
      jurisdiction           File Number)        Identification No.)
    of incorporation)


9711 Sportsman Club Road,            Johnstown,       Ohio        43031-9141
 ...............................................................................
    (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (614) 966-5800
                                                  ............................



 ...............................................................................
            (Former name or former address, if changed since last report.)

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    Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

    In accordance with Item 701 of Regulation S-B, the following information pertains to the sale of equity securities pursuant to Regulation S:

    On August 28, 1997, Bigmar, Inc. (the "Registrant") entered into two agreements with Banca del Gottardo, a bank organized under the laws of Switzerland and located in Lugano, Switzerland (the "Bank"): (i) the Offshore Securities Subscription Agreement (the "Subscription Agreement"); and (ii) the Note Purchase, Paying and Conversion Agency Agreement (the "Note Agreement"). The closing of the subscription under the Subscription Agreement and the note purchase under the Note Agreement each occurred on August 29, 1997. The net proceeds of these transactions are to be used to finance current operations of the Registrant.

    Under the Subscription Agreement, the Bank has subscribed to 200,000 shares of common stock of the Registrant (the "Shares"). The purchase price was five dollars (US$5.00) per Share. The aggregate subscription price was one million dollars (US$1,000,000). After paying the Bank a commission of seven percent (7%) or seventy thousand dollars (US$70,000), the net proceeds of the subscription to the Registrant was nine hundred thirty thousand dollars (US$930,000).

    Under the Note Agreement, the Bank purchased a global note in the principal amount of four million dollars (US$4,000,000). After paying the Bank a commission of seven percent (7%) or two hundred eighty thousand dollars (US$280,000) and out of pocket expenses of fifty thousand dollars (US$50,000), the net proceeds of the note purchase to the Registrant was three million six hundred seventy thousand dollars (US$3,670,000). The Note Agreement contemplates that, from this global note amount, the Bank will further sell notes in denominations of five thousand dollars (US$5,000) (the "Notes"). The term of the notes is five (5) years, and the interest rate on the Notes is eight percent (8%) per year payable in February and August of each year. The Notes will be convertible, as early as January 1, 1998, into shares of common stock of the Registrant. Under the Note Agreement and the terms of the Notes, the initial conversion price is five and twenty-five one-hundredths dollars (US$5.25) of principal amount of the Notes for one share of common stock in the Registrant. (The conversion price is variable based on events such as stock splits and other specified events having an impact on the number of common shares outstanding.) At least fifty thousand dollars in principal amount of the Notes must be converted at a time. Attached hereto as Exhibit A and incorporated herein by this reference are the "Conversion Provisions" for the Notes. The Shares and the Notes are subject to Regulation S ("Regulation S") promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and, as such, may not be transferred to a U.S. person, as defined in Regulation S during the first forty
(40) days after closing. Thereafter, any such transfer is subject to the registration requirements under the Act. Prior to January 1, 1998, the Registrant is required, and expects, to effect a registration under the Act with respect to shares necessary in the conversion of the Notes. The Registrant has reserved authorized shares necessary for such conversion.


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    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Bigmar, Inc.
                                            ..................................
                                                 (Registrant)
September ___, 1997

                                       By:
                                           -------------------------------
                                                  Michael K. Medors
                                         Chief Financial Officer and Treasurer


                                          3

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Exhibit A

                                CONVERSION PROVISIONS

The following are the provisions for the conversion (the "Conversion Provisions") of the USD 4'000'000.-- 8% Convertible Notes due August 29, 2002 of Bigmar, Inc., Johnstown, USA, (the "Company") into freely transferable and non-restricted shares of the common stock of the Company. Unless otherwise defined herein, the terms used herein have the meanings ascribed to them in the Note Purchase, Paying and Conversion Agency Agreement and the Conversion Agency Agreement (the "Agency Agreement") dated as of August 28, 1997 and August 29, 1997 respectively, between the Company and Banca del Gottardo.

--------------------------------------------------------------------------------

ARTICLE 1

Conversion Right

    1.1. Subject to and upon compliance with these Conversion Provisions, the holder of any Note (a "Noteholder") will have the right at any time on and after January 1, 1998 up to the close of business of banks in Lugano on August 29, 2002, or, in case the Notes are called for redemption in accordance with Section 4 of the Terms of the Notes, then prior to the close of business of banks in Lugano on the earlier of August 29, 2002 and the fifth business day preceding the date fixed for redemption, but in no event thereafter, to convert ten Notes or more Notes into freely transferable and non-restricted (such non-restriction being subject to the effectiveness of a registration statement under the U.S. securities laws covering such common stock) shares of common stock which are duly registered under the 1933 Securities Act, with par value USD 0.01 per share (such presently authorized capital stock and any other stock into which such presently authorized common stock may hereafter be changed, the "Common Stock"), of the Company, calculated as to each conversion to the greatest number of full Shares, disregarding fractions, at the price of initially as determined pursuant to Section 3 of the terms of the Notes for each Share, such price being subject to adjustment in


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         certain instances as provided in Article 2 hereafter (as so adjusted from time to time, the "Conversion Price"). Fractions of a share will not be issued on conversion; provided, however, that if a Noteholder at any one time delivers more than one Note for conversion, the number of Shares issued shall be calculated on the basis of the aggregate principal amount of the Notes so delivered. A cash adjustment shall be paid in respect of any fractional Share which would otherwise be issuable upon conversion of any Note in an amount in U.S. Dollars based upon the market price of the Common Stock on the last trading day prior to the date of conversion. Cash adjustments for fractional shares will not be made for amounts less than one U.S. Dollar.

    1.2. In order to exercise the right of conversion, a Noteholder shall (a) deliver the Note or Notes to be converted during normal business hours, accompanied by the conversion notice in the form obtainable from the Conversion Agent (the "Conversion Notice") to any Conversion Agent and (b) pay to the Conversion Agent any stamp or other taxes that may be payable in Switzerland on such conversion. Each Note delivered for conversion must be delivered with all unmatured coupons attached and/or with an amount equal to the face value of any missing, unmatured coupons. Such missing, unmatured coupons shall be paid by Banca del Gottardo upon subsequent presentation thereof, provided they shall not have become barred pursuant to Section 11 of the Terms of the Notes.

    1.3. The Conversion Agent undertakes to:

         (a) make available to Noteholders the Conversion Notice in such form as may from time to time be agreed by the Company and the Conversion Agent:

         (b)  upon receipt of a Conversion Notice from a Noteholder:

              (i) verify that (A) the Conversion Notice has been duly completed and signed by or on behalf of the Noteholder named therein, (B) the Conversion Notice is accompanied by all Notes to which it relates


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                   and all unmatured coupons appertaining to such Notes and/or an amount equal to the face value of any missing unmatured coupons and (C) the amount of any stamp or other taxes payable by the Noteholder has been paid; and

              (ii) endorse the Conversion Notice;

         (c) imprint or stamp all Notes submitted to it for conversion, and all unmatured coupons attached thereto, in accordance with
              Article 4 of the Agency Agreement promptly upon satisfaction by the Noteholder of all conditions precedent to the conversion; and

         (d) dispatch within two business days after satisfaction by the Noteholder of all conditions precedent to the conversion to the relevant tax authorities, payment in respect of any stamp or other taxes payable on the conversion, in accordance with the laws of Switzerland.

  1.4. The Conversion Agent shall promptly, upon the later of the date of receipt of the Conversion Notice and the satisfaction of all other conditions precedent to the conversion stated above, endorse the Conversion Notice and notify the Company and the Stock Transfer Agent of the Company (at present American Stock Transfer & Trust Company, 40 Wall Street, New York, NY 10005, USA), by facsimile, telex or cable of
         (a) the principal amount and serial numbers of the Notes deposited for conversion, (b) the number of Shares issuable upon conversion of such Notes and (c) the name and address of each person (the "Shareholder") to whom such Shares are to be issued. Such conversion shall become effective at the close of business on the date (the "Conversion Date") on which the Company shall have received at its principal executive offices, during normal business hours, from the Conversion Agent a telex or cable notification. If such facsimile, telex or cable notification is received after the close of business on such date, the Conversion Date will be the immediately following business day. At such Conversion Date the rights of the holder (other than the Company) of a


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

         Note shall cease and the Shareholder shall be deemed to have become the holder of such Shares.

    1.5. As soon as practicable on or after the Conversion Date, but in no event later than seven business days thereafter, the Company shall (a) cause the Shareholder to be registered as the owner of the Shares issued upon conversion of such Shareholder's Notes in the register of Shareholders of the Company, (b) make available, or cause the Stock Transfer Agent to issue, a certificate or certificates for such Shares registered in the name of the Shareholder (together with any other securities, properties or cash deliverable at the Conversion Date) and
         (c) at the request of the Shareholder, cause the Stock Transfer Agent to forward, at the risk and expense and for account of such Shareholder, such certificate or certificates (together with any other securities, properties or cash deliverable upon conversion) to such person or persons at the address specified in the Conversion Notice, together with such assignments and other documents, if any, as may be required by law to effect the transfer thereof with full benefits under the laws of the applicable jurisdiction of the United States of America.

    1.6. The Company covenants that:

         (a) so long as any Notes are outstanding, it shall keep available authorized shares of Common Stock sufficient to permit all Notes outstanding and unconverted to be converted in accordance with these Conversion Provisions;

         (b) all shares of Common Stock delivered upon conversion of Notes as provided herein will be validly issued, fully-paid and non-assessable;

         (c) it shall file, on or before January 1, 1998, if required, any registration under the United States securities laws that may be required before the Shares can be delivered upon conversion of the Notes and freely marketed in the United States.

    1.7. Shares issued upon conversion and registered in the name of the Shareholder shall be freely transferable and non-restricted and shall be entitled to receive all dividends paid on such Common Stock on or after the Conversion Date, except for dividends payable to Shareholders registered as such as of a record date occurring prior to the Conversion Date. No payments shall be made upon conversion for interest accrued since the Coupon Due Date next preceding the Conversion Date.

    1.8. Notes may be presented for conversion only to an office of the Conversion Agent outside the United States. The Company and the Conversion Agent will deliver Common Stock or other consideration received upon conversion only to an account or address outside the United States.

ARTICLE 2

The Conversion Price shall be subject to adjustments in the following circumstances occurring after August 29, 1997:

    2.1. In case the Company shall hereafter (i) pay a dividend on its Common Stock in shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be determined by multiplying the Conversion Price in effect immediately prior to such record date or effective date by a fraction, the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such record date or effective date, and the denominator of which shall be the total number of outstanding Common Stock immediately following such record date or effective date. Such adjustments made pursuant to this Section 2.1 shall be made successively whenever any event listed above shall occur.

    2.2. In case the Company shall fix a record date for the issuance of rights, options to all (but not less than all) holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a Conversion Price per share, if a security convertible into Common Stock) less than the Current Market Price per share of Common Stock (as defined in Section 2.4) on such record date, the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial Conversion Price of the convertible securities so to be offered) would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible security so to be offered are initially convertible). In case such subscription or exercise price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

    2.3. In case the Company shall fix a record date for the making of a distribution to all (but not less than all) holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company, dividends or distributions payable in shares of Common Stock as described in
         Section 2.1, or rights, options or convertible securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in Section 2.2)), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per share of Common Stock (as defined in Section 2.4) on such record date, less the fair market value per share (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with Banca del Gottardo) of the portion of the assets or evidences of indebtedness so to be distributed, or of such rights, options, or convertible securities, applicable to one share of Common Stock, and of which the denominator shall be such Current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed. If any such rights, options, or convertible securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration per share of Common Stock payable to the Company upon the exercise or conversion thereof, the Conversion Price then in effect shall, forthwith upon any such increase becoming effective, be readjusted to reflect such increase.

    2.4. For the purpose of any computation under Sections 2.2 and 2.3, the "Current Market Price" means with respect to any Trading Day the last sale price (regular way) of the Common on such day as reported on the New York Stock Exchange Consolidated Tape (as published in the Wall Street Journal), or, if such Common Stock is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic

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         stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if such Common Stock is not then listed or admitted to trading on any domestic stock exchange but is quoted in the National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Current Market Price for each such Trading Day shall be the last sale price on such day as quoted by NMS/NASDAQ, or, if no sale takes place on such day or if such Common Stock is neither listed or admitted to trading on any domestic stock exchange nor quoted on such National Market System, then the Current Market Price for each such Trading Day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company with the written approval of the Holders of the Notes convertible for a majority of the shares of Common Stock issuable under then outstanding Notes. If at any time such Common Stock is not listed on any domestic exchange or quoted in the domestic over-the-counter market, the Current Market Price shall be deemed to be an amount mutually agreed upon in writing between the Company and the Holder of this Note within fifteen days immediately following the date on which the Current Market Price is to be determined. If no agreement as to Current Market Price is determined as stated herein,
         (i) the Holder of this Note shall select an independent appraiser who shall determine the fair market value per share of the Common Stock which shall be the Current Market Price, provided the Company shall agree to such Current Market Price. If the Company shall not agree to the Current Market Price as determined in the preceding sentence then
         (ii) the Company and Banca del Gottardo shall each

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         select an independent appraiser who shall, independently of the other appraiser, determine the fair market value of the Common Stock of the Company. If the value determined by the appraiser whose determination is the higher of the two appraisals does not exceed by more than ten percent (10%) the average of the values determined by each appraiser, then the Current Market Price shall be the average of the values determined by the two appraisers. If the value determined by the appraiser whose determination is the higher of the two appraisals does exceed by more than ten percent (10%) the average of the value determined by each appraiser, then the two appraisers shall select a third independent appraiser who shall, independently of the other appraisals, determine the fair market value of the Common Stock. The value determined by the appraiser whose determination is the most discrepant from the average of the three appraisals shall be discarded, and the Current Market Price shall equal the average of the remaining two appraisals; except that in the event that the highest and lowest appraisals are equally discrepant from the average of the three appraisals, the Current Market Price shall be such average. The Company shall bear the expenses of all appraisals.

         For the purpose of this Section 2.4, "trading day" shall mean a day on which the securities exchange or on NASDAQ specified for purposes of this Section 2.4 shall be open for business or, if the shares of Common Stock shall not be listed on such exchange for such period, a day with respect to which quotations of the character referred to in the next preceding sentence shall be reported.

    2.5. In computing an adjustment in the Conversion Price pursuant to Sections 2.1 to 2.3 above, shares of Common Stock not outstanding at the time of such computation shall be deemed outstanding to the extent that the Conversion Price has been previously adjusted to reflect the issuance of such shares of Common Stock or rights, options to subscribe for or purchase such shares of Common Stock.


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

    2.6. Except as stated in Sections 2.1, 2.2 and 2.3 above, the Conversion Price (except at the Company's option) shall not be adjusted for the issuance of shares of Common Stock of the Company whether or not at less than the Current Market Price or the current Conversion Price, whether for cash or property.

    2.7. No adjustment shall be made to the Conversion Price unless such adjustment would result in any increase or decrease of at least USD
         0.05 in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 2.7 are not required to be made will be carried forward and taken into account in any subsequent adjustment.

    2.8. All calculations under these Conversion Provisions shall be made to the nearest one U.S. cent, with 0.5 U.S. cent or more to be considered a full U.S. cent, or to the nearest one-hundredth of a share, as the case may be.

    2.9. Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly send to Banca del Gottardo a certificate of the Company setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the date on which it becomes effective. The contents of any certificate required by this Section 2.9 may he transmitted by telex or cable, but shall be confirmed in writing as hereinbefore provided. Banca del Gottardo may rely upon such certificate (or such transmission buy cable or telex, whether or not so confirmed) as conclusive evidence of the correctness of the adjustment referred to therein.

    2.10. Notwithstanding the foregoing, no adjustment shall be made to the extent that it would reduce the Conversion Price to less than the par value of the shares of Common Stock (USD .01 at the date hereof).

    2.11. Anything in this Article 2 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such reductions in the Conversion


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         Price in addition to those required by this Article as it, in its discretion, shall determine to be advisable.

   2.12. In any case in which this Article shall require that an adjustment be made retroactively immediately following a record date, the Company shall as promptly as practicable issue to the holder of any Note converted after such record date the shares of Common Stock and other common stock of the Company issuable on such conversion in excess of the shares of Common Stock and other common stock of the Company issuable on such conversion on the basis of the Conversion Price prior to such adjustment.

ARTICLE 3

    3.1. In the event that:

         (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options to subscribe for or purchase any shares of Common Stock or any securities convertible into shares of Common Stock, or of any other subscription rights;

         (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock);

         (c) there shall be any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or there shall be the conveyance or transfer of all or substantially all of the properties and assets of the Company, or there shall be any reorganization or reclassification or change of outstanding Common Stock issuable upon the exercise of conversion rights hereunder (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);


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

         (d) there shall be voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

         (e) the Company proposes to take any action (other than the actions of the type described in Section 2.1) which would require an adjustment of the Conversion Price pursuant to Article 2;
              then the Company shall, at least 10 days prior to the applicable record date, provide written notice of such event to Banca del Gottardo stating (x) the record date in the United States of America as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, warrants, or distributions are to be determined, or (y) the date in the United States of America on which such reorganization, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of the shares of Common Stock shall be entitled to vote upon, and, if approved, to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

    3.2. If the event described in the notice given pursuant to Section 3.1. will result in an adjustment of the Conversion Price pursuant to
         Article 2, such notice shall also state the new Conversion Price unless the Conversion Price cannot be calculated at the time such notice is given.

    3.3. The failure to give or publish the notice required by this Article 3 or any defect therein shall not affect the legality or validity of the proceedings referred to in Section 3.1.


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

ARTICLE 4

So long as any of the Convertible Notes remain convertible, the Company shall not take any action which would result in an adjustment of the Conversion Price pursuant to Article 2 if, after giving effect thereto, the Conversion Price would be decreased to such an extent that the Shares could not be legally issued, under applicable law of the jurisdiction of incorporation of the Company then in effect, at such decreased Conversion Price as fully-paid and non-assessable Shares.

ARTICLE 5

The Conversion Agent shall not at any time be responsible to any Noteholder for determining whether any facts exist (a) which may require any adjustment of the Conversion Price, (b) with respect to the nature or extent of any such adjustment when made, (c) with respect to the method employed, or herein or in any supplemental agreement (if any) provided to be employed in making any such adjustment. The Conversion Agent makes no representation as to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash, which may at any tune be issued or delivered upon the conversion of any Convertible Note. The Conversion Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Note for the purpose of conversion or to comply with any of the covenants of the Company contained in these Conversion Provisions.

ARTICLE 6

    6.1. In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or transfer of all of the assets of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute with Banca del Gottardo a supplemental agreement which shall (a) provide that the holder of each


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         Convertible Note then outstanding shall have the right to receive thereafter, during the period such Convertible Note shall be convertible as specified in Article 2, upon conversion of such Convertible Note, in lieu of each share of Common Stock deliverable on such conversion immediately prior to such event, only the kind and amount of shares and/or other securities and/or property and/or cash which are receivable, or which, but for the failure to distribute to holders of Common Stock all or substantially all of the consideration receivable on such sale or transfer of assets, would be receivable upon such consolidation, merger, sale or transfer by a holder of one share of Common Stock of the Company and (b) set forth the Conversion Price for the shares and/or other securities and/or property and/or cash so issuable, which shall be an amount equal to the Conversion Price per share of Common Stock of the Company immediately prior to such event.

    6.2. In case of any reclassification or change of the shares of Common Stock issuable upon conversion of the Notes (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which the holders of the shares of Common Stock thereafter receive shares, other securities, property, cash or any combination thereof for such shares of Common Stock (including for this purpose shares reflecting a change in par value or from par value to no par value or as a result of a subdivision or combination of the shares of Common Stock), the Company shall execute with Banca del Gottardo a supplemental agreement which shall (a) provide that the holder of each Convertible Note then outstanding shall receive, upon conversion thereof, in lieu of each share of Common Stock of the Company deliverable upon such conversion immediately prior to such event, the kind and amount of shares and/or other securities and/or property and/or cash receivable upon such reclassification, change, consolidation or merger by a holder of one share of Common Stock, and (b) set forth the Conversion Price for the shares and/or other securities and/or property and/or cash so issuable, which shall


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

         be an amount equal to the Conversion Price per share of Common Stock immediately prior to such event.

    6.3. If, as a result of Section 6.1 or Section 6.2, the holder of any Convertible Note thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of common stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the Conversion Price between or among shares of such classes of capital stock. Any supplemental agreement executed pursuant to Sections 6.1 and 6.2 shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for herein, and, where appropriate, state the Conversion Price in terms of one full share of Common Stock or one full share of common stock of any successor or purchasing corporation. The terms of this Article 6 also shall apply to successive consolidations, merger, sales or transfers. In the event that at any time as a result of an adjustment made pursuant to this
         Article 6 the holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares or securities other than shares of Common Stock, thereafter the prices or price of such other shares or other securities so receivable on conversion of any Convertible Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Article 2, and the provisions of Article 2 with respect to the Common Stock shall apply on like terms to any such other shares.

    6.4. The Conversion Agent shall have no responsibility for any consolidation, merger, sale or transfer, the form or substance or any plan relating thereto or the consequences thereof to any Noteholder.

         The Conversion Agent shall have no responsibility to determine the correctness of any provision contained in any supplemental agreement relating either to the kind or amount of shares of stock or securities or property receivable by Noteholders


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

         upon the conversion of their Convertible Notes after any such consolidation, merger, sale or transfer, or to any adjustment made with respect thereto. The Conversion Agent may, at its option, receive an opinion of counsel for the Company as conclusive evidence that any such supplemental agreement complies with the provisions of this Article.

ARTICLE 7

CONVERSION AGENT:
BANCA DEL GOTTARDO

Viale Stefano Franscini 8, 6901 Lugano


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